DEAN WITTER HIGH INCOME SECURITIES  TWO WORLD TRADE CENTER, NEW YORK, NEW YORK
                                    10048
LETTER TO THE SHAREHOLDERS MARCH 31, 1997

DEAR SHAREHOLDER:

The high-yield market posted solid returns during the past twelve months and outperformed most of the other fixed-income markets. With the economy rebounding from its late 1995 weakness and with corporate earnings holding up well during the year, the market was able to offset what was a relatively weak fixed-income environment.

In early 1996, investors were anticipating a recession, due to concern over a then-weakening economy. U.S. Treasury yields were lower than today's levels, with yields in the high-yield market higher. As the year played out, we saw the economy bounce back, corporate earnings hold up, the equity markets reach all-time highs and recession fears ease. The result was a somewhat weak and volatile U.S. Treasury market, while the high-yield market held up well, given the stronger than expected economy. Although yield spreads narrowed during the year, many B-rated issues still provide an attractive yield advantage (nearly 400 basis points) over U.S. Treasuries and trade at or below par.

As Dean Witter High Income Securities begins its new fiscal year, a correction is under way across most of the financial markets, including the high-yield bond sector. On the heels of a credit tightening by the Federal Reserve Board in late March, considerable nervousness has been evident in both the equity and fixed-income markets. Speculation as to the timing and impact of any further increases in interest rates has created uncertainty on the part of many investors. The high-yield market also has felt this weakness, as investors attempt to discount the possibility of slowing in the economy within the context of any further tightening by the Federal Reserve Board.

PERFORMANCE AND PORTFOLIO STRATEGY

Against this backdrop, Dean Witter High Income Securities produced a total return of 10.71 percent for the twelve-month period ended March 31, 1997, based on its net asset value (NAV) of $9.80 per share plus reinvestment of dividends and capital gains distributions. This compares to returns of 10.64 percent for the Lehman High Yield Index

DEAN WITTER HIGH INCOME SECURITIES
LETTER TO THE SHAREHOLDERS MARCH 31, 1997, CONTINUED

and a return of 10.30 percent for the Lipper High Yield Bond Fund Index during the same period. Over the past twelve months, the Fund continued to distribute regular income dividends at a rate of $0.08 per share per month. For the full twelve-month period, the Fund's distributions totaled approximately $1.14 per share, including an extra income dividend of $0.068 per share and capital gain distributions of $0.106011 per share. On March 31, 1997, the Fund's net assets exceeded $1.1 billion. The accompanying chart illustrates the growth of a $10,000 investment in the Fund since inception (June 2, 1994) through the fiscal year ended March 31, 1997, compared to a similar investment in the issues that comprise the Lehman Brothers Mutual Fund Corporate/High Yield Index, the Lehman Brothers High Yield Index and the Lipper High Yield Bond Funds Index.
(Note: We will be changing the
benchmark that we measure the Fund's
performance against from the Lehman
Brothers Mutual Fund Corporate/High
Yield Index to the Lehman Brothers High
Yield Index, which represents the
Fund's portfolio composition more
accurately.)

As the economy has continued to expand
over the past few years, we have tended
to concentrate on B-rated issues. In a
growing economy one can find
undervalued "upgrade" candidates in
this sector of the market that provide
attractive yields as well as
appreciation potential. We therefore
continue to feel that many of these
issues are very attractive long-term
investments. However, given today's
higher interest rate environment and a
potentially slowing economy down the
road, we have recently taken some
defensive steps with the portfolio.
Over the past six to nine months, we
have upgraded the portfolio by
increasing our allocation to the
higher-quality end of the market
(BB-rated issues or higher) from 10
percent to 25 percent. We also sold
many of our heavily cyclical positions
and are now focused mainly on the more
predictable recession-resistant or
growth sectors of the economy. These
are areas which would tend to hold up
well in an

DEAN WITTER HIGH INCOME SECURITIES
LETTER TO THE SHAREHOLDERS MARCH 31, 1997, CONTINUED

economic slowdown. In certain of these sectors, such as media and telecommunications, we expect to see continued consolidation, which should bode well for most industry participants, including many of the portfolio's current holdings.

LOOKING AHEAD

Overall, we continue our primary focus on discounted B-rated investments yielding 10 percent or higher, which we feel possess appreciation potential as well as an attractive yield. In addition, while we are not expecting a recession in 1997, we have begun to take a more defensive approach in case of any economic slowing down the road as a result of today's higher interest rate environment.

We thank you for your continued support of Dean Witter High Income Securities and look forward to continuing to serve your investment needs.

Very truly yours,

        [SIGNATURE]
CHARLES A. FIUMEFREDDO
CHAIRMAN OF THE BOARD

DEAN WITTER HIGH INCOME SECURITIES
PORTFOLIO OF INVESTMENTS MARCH 31, 1997

 PRINCIPAL
 AMOUNT IN                                                COUPON      MATURITY
 THOUSANDS                                                 RATE         DATE           VALUE
--------------------------------------------------------------------------------------------------
             CORPORATE BONDS (93.2%)
             AEROSPACE (0.8%)
 $   9,000   Sabreliner Corp. (Series B)..............    12.50   %    04/15/03  $       8,685,000
                                                                                 -----------------
             AUTOMOTIVE (6.9%)
     8,950   APS, Inc.................................    11.875       01/15/06          9,039,500
    13,505   Envirotest Systems, Inc..................     9.125       03/15/01         12,694,700
    30,000   General Motors Acceptance Corp...........    15.00        03/17/98         32,346,000
    23,000   Toyota Motor Credit Corp.................    15.00        09/26/97         23,990,150
                                                                                 -----------------
                                                                                        78,070,350
                                                                                 -----------------
             BROADCAST MEDIA (3.9%)
     9,350   Adams Outdoor Advertising L.P............    10.75        03/15/06          9,887,625
     9,750   Capstar Broadcasting Partners - 144A*....    12.75++      02/01/09          5,167,500
    11,500   Paxson Communications Corp...............    11.625       10/01/02         12,132,500
     9,749   Spanish Broadcasting System, Inc.........     7.50        06/15/02         10,480,175
     7,000   STC Broadcasting, Inc. - 144A*...........    11.00        03/15/07          6,930,000
                                                                                 -----------------
                                                                                        44,597,800
                                                                                 -----------------
             BUSINESS SERVICES (5.2%)
    21,365   Anacomp, Inc.............................    13.00+       06/04/02         22,219,553
    20,000   Anacomp, Inc. - 144A*....................    10.875       04/01/04         19,794,000
    16,000   Xerox Credit Corp........................    15.00        06/10/97         16,273,920
                                                                                 -----------------
                                                                                        58,287,473
                                                                                 -----------------
             CABLE & TELECOMMUNICATIONS (15.5%)
    10,828   Adelphia Communications Corp. (Series
               B).....................................     9.50+       02/15/04          9,284,766
    10,500   Adelphia Communications, Inc. - 144A*....     9.875       03/01/07          9,843,750
    11,050   American Communications Services, Inc....    13.00++      11/01/05          6,685,250
    10,050   American Communications Services, Inc....    12.75++      04/01/06          5,678,250
    14,000   AT&T Capital Corp........................    15.00        05/05/97         14,112,980
    13,500   Cablevision Systems Corp.................    10.50        05/15/16         13,601,250
     4,599   Cablevision Systems Corp.................     9.875       04/01/23          4,392,045
    10,750   Charter Communication South East L.P.
               (Series B).............................    11.25        03/15/06         11,180,000
    22,306   Falcon Holdings Group L.P. (Series B)....    11.00+       09/15/03         20,409,950
    10,000   FrontierVision Operating Partners,
               L.P....................................    11.00        10/15/06          9,975,000
    24,800   Hyperion Telecommunication, Inc. (Series
               B).....................................    13.00++      04/15/03         13,516,000
    20,400   In-Flight Phone Corp. (Series B) (b).....    14.00++      05/15/02          1,734,000
    10,000   IXC Communications, Inc. (Series B)......    12.50        10/01/05         10,900,000
    10,750   Paging Network, Inc......................    10.125       08/01/07          9,701,875

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER HIGH INCOME SECURITIES
PORTFOLIO OF INVESTMENTS MARCH 31, 1997, CONTINUED

 PRINCIPAL
 AMOUNT IN                                                COUPON      MATURITY
 THOUSANDS                                                 RATE         DATE           VALUE
--------------------------------------------------------------------------------------------------
 $   5,000   Paging Network, Inc......................    10.00   %    10/15/08  $       4,437,500
    10,000   Peoples Telephone Co., Inc...............    12.25        07/15/02         10,625,000
    10,000   Rifkin Acquisition Partners L.P..........    11.125       01/15/06         10,050,000
    10,500   Shared Technology/Fairchild, Inc.........    12.25++      03/01/06          8,610,000
                                                                                 -----------------
                                                                                       174,737,616
                                                                                 -----------------
             COMPUTER EQUIPMENT (6.8%)
    14,000   Advanced Micro Devices, Inc..............    11.00        08/01/03         15,330,000
    31,500   IBM Credit Corp..........................    15.00        03/04/98         33,936,840
     7,000   Unisys Corp..............................    15.00        07/01/97          7,157,500
    17,500   Unisys Corp. (Conv.).....................     8.25        03/15/06         20,017,550
                                                                                 -----------------
                                                                                        76,441,890
                                                                                 -----------------
             CONSUMER PRODUCTS (1.3%)
     5,500   J.B. Williams Holdings, Inc..............    12.00        03/01/04          5,678,750
     8,750   Renaissance Cosmetics, Inc. - 144A*......    11.75        02/15/04          8,837,500
                                                                                 -----------------
                                                                                        14,516,250
                                                                                 -----------------
             CONTAINERS (2.8%)
     7,500   Mail-Well Corp...........................    10.50        02/15/04          7,725,000
     9,475   Packaging Resources, Inc.................    11.625       05/01/03          9,759,250
    13,500   Silgan Corp..............................    11.75        06/15/02         14,360,625
                                                                                 -----------------
                                                                                        31,844,875
                                                                                 -----------------
             ELECTRICAL & ALARM SYSTEMS (0.9%)
    11,000   Mosler, Inc..............................    11.00        04/15/03         10,340,000
                                                                                 -----------------
             ENTERTAINMENT/GAMING & LODGING (9.5%)
     9,850   AMF Group Inc. (Series B)................    10.875       03/15/06         10,268,625
    12,000   Fitzgeralds Gaming Corp. (Units)++.......    13.00        12/31/02         10,230,000
    14,250   Lady Luck Gaming Finance Corp............    11.875       03/01/01         13,929,375
     6,377   MGM Grand Hotels Corp. (Series A)........    11.75        05/01/99          6,528,454
    19,730   MGM Grand Hotels Corp....................    12.00        05/01/02         20,889,137
     8,000   Motels of America, Inc. (Series B).......    12.00        04/15/04          6,960,000
     9,925   Players International, Inc...............    10.875       04/15/05         10,272,375
     9,900   Plitt Theaters, Inc. (Canada)............    10.875       06/15/04         10,098,000
    10,100   Station Casinos, Inc. (Series B).........     9.625       06/01/03          9,595,000
     8,750   Stuart Entertainment, Inc. - 144A*.......    12.50        11/15/04          8,050,000
                                                                                 -----------------
                                                                                       106,820,966
                                                                                 -----------------
             FINANCIAL (4.8%)
    29,000   General Electric Capital Corp............    13.50        01/20/98         30,654,160
    23,000   Household Finance Corp...................    15.00        09/25/97         23,988,540
                                                                                 -----------------
                                                                                        54,642,700
                                                                                 -----------------
             FOODS & BEVERAGES (8.1%)
    21,961   Envirodyne Industries, Inc...............    10.25        12/01/01         21,741,390
    11,221   Fleming Companies, Inc...................    10.625       12/15/01         11,249,052

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER HIGH INCOME SECURITIES
PORTFOLIO OF INVESTMENTS MARCH 31, 1997, CONTINUED

 PRINCIPAL
 AMOUNT IN                                                COUPON      MATURITY
 THOUSANDS                                                 RATE         DATE           VALUE
--------------------------------------------------------------------------------------------------
 $  23,750   General Mills, Inc.......................    13.50   %    01/21/98  $      25,078,813
    72,425   Specialty Foods Acquisition Corp. (Series
               B).....................................    13.00++      08/15/05         33,315,500
                                                                                 -----------------
                                                                                        91,384,755
                                                                                 -----------------
             HEALTHCARE (1.5%)
    11,975   Unilab Corp..............................    11.00        04/01/06          9,101,000
    10,000   Unison Healthcare Corp. - 144A*..........    12.25        11/01/06          8,100,000
                                                                                 -----------------
                                                                                        17,201,000
                                                                                 -----------------
             MANUFACTURING (7.2%)
     7,900   Berry Plastics Corp......................    12.25        04/15/04          8,690,000
     9,075   Cabot Safety Corp........................    12.50        07/15/05          9,755,625
    11,000   Exide Electronics Group, Inc. (Series
               B).....................................    11.50        03/15/06         11,742,500
    11,500   International Wire Group, Inc............    11.75        06/01/05         12,161,250
    30,000   John Deere Capital Corp..................    15.00        02/24/98         32,264,400
     7,230   Uniroyal Technology Corp.................    11.75        06/01/03          7,230,000
                                                                                 -----------------
                                                                                        81,843,775
                                                                                 -----------------
             MANUFACTURING - DIVERSIFIED (5.0%)
     9,650   Foamex L.P...............................    11.875       10/01/04         10,397,875
    10,000   Interlake Corp...........................    12.125       03/01/02         10,450,000
     8,350   J.B. Poindexter & Co., Inc...............    12.50        05/15/04          8,527,438
     7,000   Jordan Industries, Inc...................    10.375       08/01/03          6,965,000
    35,500   Jordan Industries, Inc. - 144A*..........    11.75++      04/01/09         20,103,650
                                                                                 -----------------
                                                                                        56,443,963
                                                                                 -----------------
             OIL & GAS (1.9%)
     3,000   Petro Stopping Centers L.P. - 144A*......    10.50        02/01/07          3,030,000
    17,000   TransTexas Gas Corp......................    11.50        06/15/02         18,742,500
                                                                                 -----------------
                                                                                        21,772,500
                                                                                 -----------------
             PUBLISHING (3.4%)
    11,175   Affiliated Newspapers Investments,
               Inc....................................    13.25++      07/01/06          9,219,375
     8,200   American Media Operations, Inc...........    11.625       11/15/04          8,856,000
     4,500   MDC Communications Corp..................    10.50        12/01/06          4,657,500
     5,000   Petersen Publishing, Inc. (Series B).....    11.125       11/15/06          5,350,000
    10,100   United States Banknote Corp..............    10.375       06/01/02         10,074,750
                                                                                 -----------------
                                                                                        38,157,625
                                                                                 -----------------
             RESTAURANTS (3.1%)
    12,000   American Restaurant Group Holdings,
               Inc....................................    14.00++      12/15/05          5,250,000
    17,000   American Restaurant Group Holdings, Inc.
               - 144A*................................    14.00++      12/15/05          7,437,500

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER HIGH INCOME SECURITIES
PORTFOLIO OF INVESTMENTS MARCH 31, 1997, CONTINUED

 PRINCIPAL
 AMOUNT IN                                                COUPON      MATURITY
 THOUSANDS                                                 RATE         DATE           VALUE
--------------------------------------------------------------------------------------------------
 $   3,000   Ameriking, Inc...........................    10.75   %    12/01/06  $       3,105,000
    10,437   Carrols Corp.............................    11.50        08/15/03         10,958,850
     7,647   FRD Acquisition Corp. (Series B).........    12.50        07/15/04          7,991,115
                                                                                 -----------------
                                                                                        34,742,465
                                                                                 -----------------
             RETAIL (0.4%)
    10,450   County Seat Stores Co. (a)...............    12.00        10/01/02          4,754,750
                                                                                 -----------------
             RETAIL - FOOD CHAINS (2.1%)
     9,000   Jitney-Jungle Stores of America, Inc.....    12.00        03/01/06          9,540,000
    14,200   Pathmark Stores, Inc.....................     9.625       05/01/03         13,383,500
     1,000   Ralphs Grocery Co........................    10.45        06/15/04          1,030,000
                                                                                 -----------------
                                                                                        23,953,500
                                                                                 -----------------
             TEXTILES (1.9%)
    10,030   Reeves Industries, Inc...................    11.00        07/15/02          9,403,125
    13,400   U.S. Leather, Inc........................    10.25        07/31/03         11,524,000
                                                                                 -----------------
                                                                                        20,927,125
                                                                                 -----------------
             TRANSPORTATION (0.2%)
     1,750   Atlantic Express - 144A*.................    10.75        02/01/04          1,789,375
                                                                                 -----------------

             TOTAL CORPORATE BONDS
             (IDENTIFIED COST $1,065,113,290)..................................      1,051,955,753
                                                                                 -----------------

 NUMBER OF
  SHARES
-----------
             COMMON STOCKS (c) (2.6%)
             FOODS & BEVERAGES (0.5%)
   490,000   Seven-Up/RC Bottling Co. Southern California, Inc (d)................          5,787,880
   300,975   Specialty Foods Acquisition Corp. - 144A*............................            300,975
                                                                                    -----------------
                                                                                            6,088,855
                                                                                    -----------------
             HEALTHCARE (0.1%)
 1,358,200   Unilab Corp..........................................................            933,763
                                                                                    -----------------
             MANUFACTURING - DIVERSIFIED (2.0%)
   835,689   Thermadyne Holdings Corp. (d)........................................         22,668,064
                                                                                    -----------------
             RESTAURANTS (0.0%)
    12,000   American Restaurant Group Holdings, Inc. - 144A*.....................             12,000
                                                                                    -----------------

             TOTAL COMMON STOCKS
             (IDENTIFIED COST $21,786,775)........................................         29,702,682
                                                                                    -----------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER HIGH INCOME SECURITIES
PORTFOLIO OF INVESTMENTS MARCH 31, 1997, CONTINUED

 NUMBER OF
  SHARES                                                                                  VALUE
-----------------------------------------------------------------------------------------------------
             PREFERRED STOCK (0.2%)
             ENTERTAINMENT/GAMING & LODGING
    80,000   Fitzgeralds Gaming Corp. (Units) ++
               (Identified Cost $2,000,000).......................................  $       1,840,000
                                                                                    -----------------

 NUMBER OF                                                           EXPIRATION
 WARRANTS                                                               DATE
-----------                                                          -----------
             WARRANTS (c) (0.1%)
             CABLE & TELECOMMUNICATIONS (0.1%)
    17,000   Hyperion Telecommunication, Inc. (Series B) - 144A*...     04/01/01            510,000
                                                                                  -----------------
             ENTERTAINMENT/GAMING & LODGING (0.0%)
     9,000   Fitzgeralds Gaming Corp...............................     12/19/98              9,035
     3,500   Fitzgeralds South Inc. - 144A*........................     03/15/99         --
                                                                                  -----------------
                                                                                              9,035
                                                                                  -----------------
             MANUFACTURING (0.0%)
     6,000   Exide Electronics Group, Inc. - 144A*.................     03/15/06            240,000
    20,000   Uniroyal Technology Corp..............................     06/01/03             20,000
                                                                                  -----------------
                                                                                            260,000
                                                                                  -----------------

             TOTAL WARRANTS
             (IDENTIFIED COST $626,644).........................................            779,035
                                                                                  -----------------

 PRINCIPAL
 AMOUNT IN                                                COUPON      MATURITY
 THOUSANDS                                                 RATE         DATE
-----------                                             -----------  ----------
             SHORT-TERM INVESTMENTS (2.3%)
             U.S. GOVERNMENT AGENCY (e) (0.7%)
 $   8,000   Federal Home Loan Banks (Amortized Cost
               $7,998,800)............................     5.40   %    04/02/97          7,998,800
                                                                                 -----------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER HIGH INCOME SECURITIES
PORTFOLIO OF INVESTMENTS MARCH 31, 1997, CONTINUED

 PRINCIPAL
 AMOUNT IN                                                COUPON      MATURITY
 THOUSANDS                                                 RATE         DATE           VALUE
--------------------------------------------------------------------------------------------------
             REPURCHASE AGREEMENT (1.6%)
 $  18,084   The Bank of New York (dated 03/31/97;
               proceeds $18,086,441; collateralized by
               $18,811,006 U.S. Treasury Note 6.25%
               due 02/15/03 valued at $18,445,416)
               (Identified Cost $18,083,741)..........     5.375  %    04/01/97  $      18,083,741
                                                                                 -----------------

             TOTAL SHORT-TERM INVESTMENTS
             (IDENTIFIED COST $26,082,541).....................................         26,082,541
                                                                                 -----------------

             TOTAL INVESTMENTS
             (IDENTIFIED COST $1,115,609,250) (F)......................   98.4%      1,110,360,011

             OTHER ASSETS IN EXCESS OF LIABILITIES.....................    1.6          18,720,866
                                                                         ------   ----------------

             NET ASSETS................................................  100.0%   $  1,129,080,877
                                                                         ------   ----------------
                                                                         ------   ----------------

---------------------
 *   Resale is restricted to qualified institutional investors.
 +   Payment-in-kind security.
++ Currently a zero coupon bond and will pay interest at the rate shown at a future specified date.
++ Consists of one or more class of securities traded together as a unit; bonds or preferred stocks with attached warrants.
(a)  Non-income producing security; bond in default.
(b)  Non-income producing security; issuer in bankruptcy.
(c)  Non-income producing securities.
(d)  Acquired through exchange offer.
(e) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(f) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $35,594,566 and the aggregate gross unrealized depreciation is $40,843,805, resulting in net unrealized depreciation of $5,249,239.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER HIGH INCOME SECURITIES
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 1997

ASSETS:
Investments in securities, at value
  (identified cost $1,115,609,250)..........................  $1,110,360,011
Receivable for:
    Interest................................................      22,160,555
    Investments sold........................................      20,135,679
    Shares of beneficial interest sold......................       6,622,760
Deferred organizational expenses............................          70,539
Prepaid expenses............................................          26,377
                                                              --------------

     TOTAL ASSETS...........................................   1,159,375,921
                                                              --------------

LIABILITIES:
Payable for:
    Investments purchased...................................      25,503,561
    Shares of beneficial interest repurchased...............       1,785,316
    Dividends to shareholders...............................       1,505,306
    Plan of distribution fee................................         752,441
    Investment management fee...............................         431,584
Accrued expenses............................................         316,836
                                                              --------------

     TOTAL LIABILITIES......................................      30,295,044
                                                              --------------

NET ASSETS:
Paid-in-capital.............................................   1,144,188,118
Net unrealized depreciation.................................      (5,249,239)
Accumulated undistributed net investment income.............       1,795,238
Accumulated net realized loss...............................     (11,653,240)
                                                              --------------

     NET ASSETS.............................................  $1,129,080,877
                                                              --------------
                                                              --------------

NET ASSET VALUE PER SHARE,
  115,231,451 SHARES OUTSTANDING (UNLIMITED SHARES
  AUTHORIZED OF $.01 PAR VALUE).............................
                                                                       $9.80
                                                              --------------
                                                              --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER HIGH INCOME SECURITIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 1997

NET INVESTMENT INCOME:

INTEREST INCOME.............................................  $ 92,540,476
                                                              ------------

EXPENSES
Plan of distribution fee....................................     6,228,452
Investment management fee...................................     3,685,133
Transfer agent fees and expenses............................       406,387
Registration fees...........................................       286,221
Professional fees...........................................        56,237
Shareholder reports and notices.............................        54,942
Custodian fees..............................................        45,434
Organizational expenses.....................................        32,000
Trustees' fees and expenses.................................        14,811
Other.......................................................        13,809
                                                              ------------

     TOTAL EXPENSES.........................................    10,823,426
                                                              ------------

     NET INVESTMENT INCOME..................................    81,717,050
                                                              ------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss...........................................   (10,135,805)
Net change in unrealized depreciation.......................     1,728,943
                                                              ------------

     NET LOSS...............................................    (8,406,862)
                                                              ------------

NET INCREASE................................................  $ 73,310,188
                                                              ------------
                                                              ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER HIGH INCOME SECURITIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                              FOR THE YEAR
                                                                  ENDED       FOR THE YEAR
                                                                MARCH 31,        ENDED
                                                                  1997       MARCH 31, 1996
-------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income.......................................  $  81,717,050   $  37,030,684
Net realized gain (loss)....................................    (10,135,805)      8,183,189
Net change in unrealized depreciation.......................      1,728,943      (6,754,811)
                                                              -------------  --------------

     NET INCREASE...........................................     73,310,188      38,459,062
                                                              -------------  --------------

DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income.......................................    (82,972,651)    (34,585,105)
Net realized gain...........................................     (6,935,617)     (1,424,003)
                                                              -------------  --------------

     TOTAL..................................................    (89,908,268)    (36,009,108)
                                                              -------------  --------------
Net increase from transactions in shares of beneficial
  interest..................................................    640,188,381     334,159,446
                                                              -------------  --------------

     NET INCREASE...........................................    623,590,301     336,609,400

NET ASSETS:
Beginning of period.........................................    505,490,576     168,881,176
                                                              -------------  --------------

     END OF PERIOD
    (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF
    $1,795,238 AND $3,050,651, RESPECTIVELY)................  $1,129,080,877  $ 505,490,576
                                                              -------------  --------------
                                                              -------------  --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER HIGH INCOME SECURITIES
NOTES TO FINANCIAL STATEMENTS MARCH 31, 1997

1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter High Income Securities (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's primary investment objective is to earn a high level of current income and, as a secondary objective, capital appreciation, but only when consistent with its primary objective. The Fund seeks to achieve its objective by investing primarily in lower-rated fixed income securities. The Fund was organized as a Massachusetts business trust on March 23, 1994 and commenced operations on June 2, 1994.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued, if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by Dean Witter InterCapital Inc. (the "Investment Manager") that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (4) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued

DEAN WITTER HIGH INCOME SECURITIES
NOTES TO FINANCIAL STATEMENTS MARCH 31, 1997, CONTINUED

on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Interest income is accrued daily except where collection is not expected.

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

E. ORGANIZATIONAL EXPENSES -- The Investment Manager paid the organizational expenses of the Fund in the amount of approximately $154,000 which haven been reimbursed for the full amount thereof. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from the commencement of operations.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, calculated daily and payable monthly, by applying the annual rate of 0.50% to the net assets of the Fund determined as of the close of each business day. Effective May 1, 1996, the annual rate was reduced to 0.425% for net assets in excess of $500 million.

DEAN WITTER HIGH INCOME SECURITIES
NOTES TO FINANCIAL STATEMENTS MARCH 31, 1997, CONTINUED

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act pursuant to which the Fund pays the Distributor compensation, accrued daily and payable monthly, at an annual rate of 0.80% of the lesser of: (a) the average daily aggregate gross sales of the Fund's shares since the Fund's inception (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the Fund's average daily net assets. Amounts paid under the Plan are paid to the Distributor to compensate it for the services provided and the expenses borne by it and others in the distribution of the Fund's shares, including the payment of commissions for sales of the Fund's shares and incentive compensation to, and expenses of, the account executives of Dean Witter Reynolds Inc., an affiliate of the Investment Manager and Distributor, and other employees or selected broker-dealers who engage in or support distribution of the Fund's shares or who service shareholder accounts, including overhead and telephone expenses, printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may be compensated under the Plan for its opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses incurred by the Distributor.

Provided that the Plan continues in effect, any cumulative expenses incurred but not yet recovered may be recovered through future distribution fees from the Fund and contingent deferred sales charges from the Fund's shareholders.

Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by

DEAN WITTER HIGH INCOME SECURITIES
NOTES TO FINANCIAL STATEMENTS MARCH 31, 1997, CONTINUED

investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $28,870,822 at March 31, 1997.

The Distributor has informed the Fund that for the year ended March 31, 1997, it received approximately $1,408,000 in contingent deferred sales charges from certain redemptions of the Fund's shares.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended March 31, 1997 aggregated $882,695,717 and $301,847,787, respectively.

Dean Witter Trust Company, an affiliate of the Investment Manager and the Distributor, is the Fund's transfer agent. At March 31, 1997, the Fund had transfer agent fees and expenses payable of approximately $66,000.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                          FOR THE YEAR                 FOR THE YEAR
                                                                             ENDED                        ENDED
                                                                         MARCH 31, 1997               MARCH 31, 1996
                                                                   --------------------------   --------------------------
                                                                     SHARES         AMOUNT        SHARES         AMOUNT
                                                                   -----------   ------------   -----------   ------------
Sold.............................................................   92,034,373   $915,772,428    41,085,242   $408,356,512
Reinvestment of dividends and distributions......................    3,505,097     34,682,684     1,336,198     13,186,801
                                                                   -----------   ------------   -----------   ------------
                                                                    95,539,470    950,455,112    42,421,440    421,543,313
Repurchased......................................................  (31,220,883)  (310,266,731)   (8,797,583)   (87,383,867)
                                                                   -----------   ------------   -----------   ------------
Net increase.....................................................   64,318,587   $640,188,381    33,623,857   $334,159,446
                                                                   -----------   ------------   -----------   ------------
                                                                   -----------   ------------   -----------   ------------

6. FEDERAL INCOME TAX STATUS

Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $6,272,000 during fiscal 1997.

As of March 31, 1997, the Fund had temporary book/tax differences attributable to post-October losses and capital loss deferrals on wash sales.

DEAN WITTER HIGH INCOME SECURITIES
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                            FOR THE PERIOD
                                         FOR THE            FOR THE         JUNE 2, 1994*
                                        YEAR ENDED         YEAR ENDED          THROUGH
                                      MARCH 31, 1997     MARCH 31, 1996     MARCH 31, 1995
-------------------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of
 period............................      $  9.93            $  9.77            $ 10.00
                                           -----             ------             ------

Net investment income..............         0.99               1.03               0.75
Net realized and unrealized gain
 (loss)............................         0.02               0.18              (0.26)
                                           -----             ------             ------

Total from investment operations...         1.01               1.21               0.49
                                           -----             ------             ------

Less dividends and distributions
 from:
   Net investment income...........        (1.03)             (1.01)             (0.72)
   Net realized gain...............        (0.11)             (0.04)           --
                                           -----             ------             ------

Total dividends and
 distributions.....................        (1.14)             (1.05)             (0.72)
                                           -----             ------             ------

Net asset value, end of period.....      $  9.80            $  9.93            $  9.77
                                           -----             ------             ------
                                           -----             ------             ------

TOTAL INVESTMENT RETURN+...........        10.71%             12.85%              5.19%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses...........................         1.39%              1.49%              1.55%(2)(3)

Net investment income..............        10.50%             11.22%             10.85%(2)(3)

SUPPLEMENTAL DATA:
Net assets, end of period, in
 millions..........................      $ 1,129            $   505            $   169

Portfolio turnover rate............           42%                69%                53%(1)

---------------------
 *   Commencement of operations.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) If the Fund had borne all the expenses that were reimbursed or waived by the Investment Manager, the annualized expense and net investment ratios would have been 1.65% and 10.75%, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER HIGH INCOME SECURITIES
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF DEAN WITTER HIGH INCOME SECURITIES

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dean Witter High Income Securities (the "Fund") at March 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period June 2, 1994 (commencement of operations) through March 31, 1995, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 1997 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10036
MAY 9, 1997

                      1997 FEDERAL TAX NOTICE (UNAUDITED)

       During the year ended March 31, 1997, the Fund paid to its shareholders $0.01 per share from long-term capital gains.

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Peter M. Avelar
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Dean Witter Trust Company
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER

Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048



This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.


DEAN WITTER HIGH INCOME SECURITIES


[GRAPHIC]


ANNUAL REPORT
MARCH 31, 1997

DEAN WITTER HIGH INCOME SECURITIES

                                  GROWTH OF $10,000

                                       LEHMAN MF
                                       CORP/HIGH     LEHMAN HIGH
  DATE                    TOTAL           YLD IX          YLD IX         LIPPER


June 2, 1994             $10000           $10000          $10000         $10000
March 31, 1995           $10519           $10718          $10730         $10349
March 31, 1996           $11871           $12091          $12282         $11879
March 31, 1997           $12947 (3)       $12821          $13466         $13102


                          AVERAGE ANNUAL TOTAL RETURNS

                            ONE YEAR     LIFE OF FUND

                            10.71 (1)      10.14 (1)

                             6.76 (2)       9.56 (2)

              ___ Fund  ___ Lehman MF (4)  ___ Lehman IX(5)  ___ Lipper (6)

Past performance is not predictive of future returns.
________________________________________
(1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

(2) Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable contingent deferred sales charge (CDSC) (one year-4%, since inception-2%). See the Fund's current prospectus for complete details on fees and sales charges.

(3) Closing value after the deduction of a 2% CDSC, assuming a complete redemption on March 31, 1997.

(4) The Lehman Brothers Mutual Fund Corporate/ High Yield Index is an index measuring all investment and noninvestment grade corporate debt securities. The Index is unmanaged and should not be considered an investment.

(5) The Lehman Brothers High Yield Index tracks the performance of all below investment-grade securities which have at least $100 million in outstanding issuance, are greater than one year to maturity and are issued in fixed rate U.S. dollar denominations. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(6) The Lipper High Yield Bond Funds Index is an equally-weighted performance index of the largest qualifying funds (based on net assets) in the Lipper High Current Yield Funds objective. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this index.